Exhibit 10.31

SEVENTH AMENDMENT

TO

SECOND AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT to Second Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 9th day of June, 2011 (the “Amendment Date”), by and between SILICON VALLEY BANK (“Bank”) and QUICKLOGIC CORPORATION, a Delaware corporation (“Borrower”), whose address is 1277 Orleans Drive, Sunnyvale, California 94089-1138.

RECITALS

A. Borrower and Bank have previously entered into that certain Second Amended and Restated Loan and Security Agreement dated as of June 30, 2006 (as amended, modified, supplemented or restated, from time to time, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement and Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 13 (Definitions). The following definition set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety and replaced with the following:

“Revolving Maturity Date” is June 28, 2012

2.2 Disclosure Letter. The Disclosure Letter delivered in connection with the Second Amended and Restated Loan and Security Agreement is hereby amended in its entirety and replaced with the Disclosure Letter attached as Exhibit I to this Amendment. All references to the Disclosure Letter in the Loan Documents shall be deemed to refer to the Disclosure Letter attached hereto.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

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3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Costs and Expenses. Borrower shall pay to Bank all of Bank’s out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel), arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

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6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Bank’s receipt of a loan fee in the amount of $10,000, fully earned and payable to Bank as of the Amendment Date.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		QuickLogic Corporation

By:	/S/ RICK FREEMAN	By:	/S/ RALPH MARIMON

Name:	Rick Freeman	Name:	Ralph Marimon

Title:	Relationship Manager	Title:	Chief Financial Officer

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Seventh Amendment to Second Amended and Restated Loan and Security Agreement

EXHIBIT I

Disclosure Letter

Exhibit I

DISCLOSURE LETTER

To: Silicon Valley Bank

This amendment to the Disclosure Letter is delivered pursuant to the Seventh Amendment to the Second Amended and Restated Loan and Security Agreement (the “Credit Agreement”) dated as of June 30, 2006, by and between QuickLogic Corporation, as Borrower (“Company”), and Silicon Valley Bank, as Bank. The items set forth in the attached Schedules represent exceptions, qualifications and disclosures which are listed herein pursuant to the terms of the Credit Agreement which are in addition to the Litigation, Permitted Indebtedness, Permitted Investments and Permitted Liens identified in the Credit Agreement. Capitalized terms used herein (or in the attached Schedules) and defined in the Credit Agreement shall have the meanings ascribed in the Credit Agreement, unless the context otherwise requires.

IN WITNESS WHEREOF, the undersigned has executed this amended Disclosure Letter as of June 9, 2011.

QuickLogic Corporation a Delaware Corporation

By:	/s/ RALPH S. MARIMON

Name:	Ralph S. Marimon

Title:	Chief Financial Officer

Schedule A

Litigation

To the Borrower’s knowledge, Borrower has no material proceeding, pending or threatened litigation which is not disclosed in either the Credit Agreement or the Borrower’s public financial statements filed with the Securities and Exchange Commission.

Schedule B

Permitted Indebtedness

To the Borrower’s knowledge, Borrower has no material indebtedness which is not disclosed in either the Credit Agreement, the Borrower’s public financial statements filed with the Securities and Exchange Commission or filed under the Uniform Commercial Code, including but not limited to the following items:

Current debt with Silicon Valley Bank

Lease obligations, including but not limited to:

International office leases

Orleans Properties, LLC – Sunnyvale facility, including leasehold improvements

De Lage Landen Financial Services – copiers, fax machines, etc.

Pitney Bowes Credit Corporation – mail machine

Mentor – synthesis software for resale

Cadence – design software license

Indebtedness to trade creditors in the ordinary course of business

Schedule C

Permitted Investments

To the Borrower’s knowledge, Borrower has no material investments which are not disclosed in either the Credit Agreement or the Borrower’s public financial statements filed with the Securities and Exchange Commission (other than the Amkor Investment), including but not limited to the following items:

Investments in Tower Semiconductor ordinary shares. The Company currently holds 645,000 shares of Tower which it may decide to sell at any time.

Investments, advances, and bank accounts in wholly-owned subsidiaries, including but not limited to QuickLogic International, Inc., QuickLogic Canada Company, QuickLogic Kabushiki Kaisha (wholly-owned subsidiary of QuickLogic International, Inc.), and QuickLogic (India) Private Limited.

Travel advances and relocation loans to employees

Housing advances to employees in India

Notes receivable of, or prepaid royalties or license fees, and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business.

Schedule D

Permitted Liens

To the Borrower’s knowledge, Borrower has no material liens which are not disclosed in either the Credit Agreement, the Borrower’s public financial statements filed with the Securities and Exchange Commission or filed under the Uniform Commercial Code, including but not limited to the following items:

Liens for taxes, fees, assessments and other government charges or levies that are either not delinquent or are being contested in good faith.

Purchase money liens on Equipment or Software.

Liens for Permitted Debt, including Capital Leases and debt with Cadence for EDA software, with Mentor Grahics for development and support synthesis software and with other suppliers used to finance our equipment and software purchases, including but not limited to:

UCC filings by Silicon Valley Bank;

UCC filings by De Lage Landen Financial Services;

Licenses and sublicenses granted in the ordinary course of business;

Leases of subleases granted in the ordinary course of business, including in connection with Borrower’s leased premises or leased property.

Schedule E

Business Locations

Borrower currently has offices in California; Texas; Ontario, Canada; Bangalore, India; London, England; Shanghai, China; Taipei, Taiwan; and Tokyo, Japan.